UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

Eastman Kodak Company

(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.03	Bankruptcy or Receivership.

As previously reported, on January 19, 2012, Eastman Kodak Company (the “Company”) and its certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), Case No. 12-10202 (ALG).

Confirmation of Plan of Reorganization

On August 23, 2013, the Bankruptcy Court entered an order [Docket No. 4966] (the “Confirmation Order”), attached hereto as Exhibit 2.1, confirming the revised First Amended Joint Chapter 11 Plan of Reorganization of Eastman Kodak Company and its Debtor Affiliates [Exhibit A to Docket No. 4966] (the “Plan”). The Plan incorporates by reference certain documents filed with the Bankruptcy Court as part of the “Plan Supplement”. The Plan and all documents included in the Plan Supplement are available free of charge at www.kccllc.net/kodak. A copy of the Plan is attached hereto as Exhibit 2.2. On August 20, 2013, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Plan is not yet effective. Consummation of the Plan is subject to the satisfaction of certain conditions. The date on which all conditions to the effectiveness of the Plan have been satisfied or waived will be the “Effective Date” of the Plan.

The following is a summary of certain provisions of the Plan, as confirmed by the Bankruptcy Court pursuant to the Confirmation Order, and is not intended to be a complete description of the Plan. The following summary is qualified in its entirety by reference to the full text of the Plan (including the Plan Supplement). Capitalized terms used but not defined in this report on Form 8-K shall have the meanings given to them in the Plan.

The Plan contemplates that:

•

the Debtors’ obligations under or pursuant to the Second Lien Notes Indentures, Unsecured Notes Indentures, Equity Interests, and/or any other instrument evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors or giving rise to any claim or equity interest will be cancelled, except as otherwise specifically provided in the Plan;

•

the Company’s Certificate of Incorporation will be amended and restated to authorize the issuance of 560 million shares of stock, consisting of 60 million shares of preferred stock, no par value, and 500 million shares of common stock, par value $0.01 per share;

•

the Company will issue 40 million shares of common stock, including shares subscribed for pursuant to the Rights Offerings, to unsecured creditors and/or the Backstop Parties, and will issue additional common stock to satisfy payment of the Backstop Fees;

•

the Holders of General Unsecured Claims and the Retiree Settlement Unsecured Claim will receive (a) a Pro Rata share of the six million shares of New Common Stock to be distributed from the Unsecured Creditor New Common Stock Pool, (b) a Pro Rata share of net-share settled Warrants to purchase: (i) 2,085,008 shares of New Common Stock at an exercise price of $14.93 and (ii) 2,085,008 shares of New Common Stock at an exercise price of $16.12, (c) Pro Rata distributions from the Kodak GUC Trust and (d) applicable Rights Offerings Consideration, as provided in the Plan;

•

the Holders of Second Lien Notes Claims will receive payment in cash equal to the outstanding principal amount of the Second Lien Notes, accrued and unpaid interest as of the Effective Date, and a Pro Rata share of the $20 million Second Lien Settlement Amount;

•	claims held by KPP will be resolved pursuant to the terms of the KPP Global Settlement, as disclosed in the Company’s report on Form 8-K filed on April 29, 2013; and

•

no Holder of an Equity Interest shall receive any Distribution on account of its Equity Interest. On and after the Effective Date, all Equity Interests in Kodak shall be cancelled and shall be of no further force and effect, whether surrendered for cancellation or otherwise.

Treatment of Executory Contracts or Unexpired Leases

The Plan provides that on the Effective Date, all Executory Contracts or Unexpired Leases not previously assumed or rejected pursuant to an order of the Bankruptcy Court will be deemed rejected, unless (a) they are the subject of a motion to assume that is pending on the Effective Date or (b) the Company has elected to assume them pursuant to the Plan. The Plan further provides that the entry of the Confirmation Order by the Bankruptcy Court constitutes approval of such rejections and that any claims arising from the rejection of an Executory Contract or Unexpired Lease not filed with the Bankruptcy Court within 30 days after the Effective Date, unless rejected at a later date as a result of a disputed assumption, assignment or cure amount, will be automatically disallowed and forever barred from assertion, and shall not be enforceable against the Debtors, the Reorganized Debtors, or any of their property. All Allowed Claims arising from the rejection of Debtors’ Executory Contracts or Unexpired Leases will be classified as Unsecured Claims.

Registration Rights

On the Effective Date, the Company and the Backstop Parties will execute a Registration Rights Agreement in the form filed with the Bankruptcy Court as part of the Plan Supplement, pursuant to which the Backstop Parties will receive certain customary registration rights with respect to their shares of New Common Stock.

Warrant Agreement

On the Effective Date, the Company will issue, to the Holders of General Unsecured Claims and the Retiree Settlement Unsecured Claim, net-share settled Warrants to purchase: (i) 2,085,008 shares of New Common Stock at an exercise price of $14.93 and (ii) 2,085,008 shares of New Common Stock at an exercise price of $16.12, in each case subject to any applicable antidilution adjustments and any other applicable terms of the Warrant Agreement.

Kodak GUC Trust

On the Effective Date, certain avoidance actions of the Debtors will be transferred to a liquidating trust (the “Kodak GUC Trust”) to be established pursuant to the Plan and in accordance with the Kodak GUC Trust Agreement. The Holders of General Unsecured Claims and the Retiree Settlement Unsecured Claim will receive Pro Rata distributions from the Kodak GUC Trust.

Sources of Funds

The Plan will be funded by (a) a $695 million emergence term loan facility, consisting of a $420 million, six-year first-lien term loan, and a $275 million, seven-year second-lien term loan, (b) approximately $406 million in proceeds from the Rights Offerings, (c) a $200 million, five-year senior secured asset-based revolving credit facility and (d) $525 million of cash proceeds from the KPP Global Settlement.

Securities to be Issued Under the Plan

As of August 2, 2013, the Company had 272,782,187 shares of common stock issued and outstanding. On the Effective Date, all outstanding shares of the Company’s common stock will be cancelled.

Pursuant to the Plan:

•

34,000,000 shares of New Common Stock will be issued to the Holders of Allowed General Unsecured Claims and the Retiree Settlement Unsecured Claim and to the Backstop Parties in connection with the Rights Offerings;

•	1,700,168 shares of New Common Stock will be issued to the Backstop Parties in payment of the Backstop Fees;

•	6,000,000 shares of New Common Stock will be issued to the Holders of Allowed General Unsecured Claims or the Retiree Settlement Unsecured Claim from the Unsecured Creditor New Common Stock Pool; and

•

Warrants to purchase 2,085,008 shares of New Common Stock at an exercise price of $14.93 and 2,085,008 shares of New Common Stock at an exercise price of $16.12 (in each case subject to any applicable anti-dilution adjustments and any other applicable terms of the Warrant Agreement), will be issued to the Holders of Allowed General Unsecured Claims or Retiree Settlement Unsecured Claims.

Upon the issuance of shares of New Common Stock to participants in the Rights Offerings, to the Backstop Parties as payment of the Backstop Fees, and to Holders of Allowed General Unsecured Claims or the Retiree Settlement Unsecured Claim as distributions on account of their Claims, a total of 41,700,168 shares of New Common Stock of the Company will be issued and outstanding. In addition, 4,170,016 shares of New Common Stock will be reserved for issuance upon exercise of the Warrants, and an additional 4,792,480 shares of New Common Stock will be reserved for issuance under the New Equity Plan.

Employee and Director Matters

The New Equity Plan will become effective on the Effective Date and Reorganized Kodak may issue to participants in such plan up to 4,792,480 shares of Common Stock. The Plan also provides that, on the Effective Date, certain employment agreements with members of senior management will become effective and Reorganized Kodak will assume compensation and benefits programs that are not specifically rejected or terminated. Also in connection with the Plan, the following directors will cease to serve on the Company’s board of directors as of the Effective Date: Richard S. Braddock, Timothy M. Donahue, Michael J. Hawley, William H. Hernandez, Douglas R. Lebda, Kyle P. Legg, Delano E. Lewis, Joel Seligman and Dennis F. Strigl. Pursuant to the Plan and the Confirmation Order, as of the Effective Date, Mark S. Burgess, Matt Doheny, John A. Janitz, George Karfunkel, Jason New and Derek Smith will become members of the board of directors of Reorganized Kodak (the “New Board”). Existing directors James V. Continenza, William G. Parrett and Antonio M. Perez will become members of the New Board. Certain members of the New Board were selected by the Backstop Parties and the Creditors’ Committee in accordance with the terms of the Plan and the Backstop Commitment Agreement. In addition, Antonio M. Perez will continue as the Company’s Chief Executive Officer, Rebecca A. Roof will continue as the Company’s Chief Financial Officer and Eric H. Samuels will continue as the Company’s Chief Accounting Officer following the Effective Date.

Third Party Releases

On the Effective Date, pursuant to the Plan (unless otherwise specified in the Confirmation Order), certain Holders have voluntarily released and discharged the Released Parties from certain claims, obligations, rights, suits, damages, Causes of Action, remedies and liabilities in connection with the Chapter 11 Cases.

Certain Other Information

Information as to the assets and liabilities of the Company as of June 30, 2013 is incorporated herein by reference to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2013, filed with the Securities and Exchange Commission on August 7, 2013. In connection with its emergence from the Chapter 11 Cases, the Company will be required to adopt fresh-start accounting as of the Effective Date. When the Company adopts fresh-start accounting, its assets and liabilities will be recorded at their fair value as of the fresh-start reporting date. The fair value of the Company’s assets and liabilities as of that date is likely to differ materially from the recorded values of its assets and liabilities as reflected in its historical consolidated financial statements. In addition, the Company’s adoption of fresh-start accounting is likely to materially affect its results of operations following the fresh-start reporting date. Consequently, the Company’s historical financial statements may not be reliable indicators of its financial condition and results of operations for any period after it adopts fresh-start accounting. At present, the Company is unable to confirm the impact that fresh-start accounting may have on our financial condition and results of operations, although such impact may be significant.

The Plan (including the Plan Supplement) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The Plan (including the Plan Supplement) may not contain information suitable for making an investment decision with respect to securities of the Company.

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The disclosure contained in “Item 1.03. Bankruptcy or Receivership” of this Current Report on Form 8-K related to the departure and appointment of directors and officers is incorporated into this Item 5.02 by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Confirmation Order, dated August 23, 2013.

2.2	First Amended Joint Chapter 11 Plan of Reorganization of Eastman Kodak Company and its Debtor Affiliates, as attached to the Confirmation Order.

99.1	Press Release dated August 20, 2013.

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This report on Form 8-K, including the exhibits hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, cash flow, financing needs, plans or business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibits hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon the Company’s expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Reports on Form 10–Q for the quarters ended March 31, 2013 and June 30, 2013, under the headings “Business,”

“Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following: the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to consummate their plan of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; the Company’s ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the Company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession credit agreements; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity, results of operations, brand or business prospects; the outcome of our intellectual property patent litigation matters; the Company’s ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession credit agreements and to fund continued investments, capital needs, restructuring payments and service its debt; its ability to fairly resolve legacy liabilities; the resolution of claims against the Company; the Company’s ability to retain key executives, managers and employees; the Company’s ability to maintain product reliability and quality and growth in relevant markets; the seasonality of the Company’s businesses; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibits hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date of this Form 8-K made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Patrick M. Sheller
Patrick M. Sheller

Senior Vice President

General Counsel, Secretary & Chief Administrative Officer

Date: August 29, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Confirmation Order, dated August 23, 2013.

2.2	First Amended Joint Chapter 11 Plan of Reorganization of Eastman Kodak Company and its Debtor Affiliates, as attached to the Confirmation Order.

99.1	Press Release dated August 20, 2013.